Exhibit 99.2

MERCK & CO., INC.

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2022					2021					% Change
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year	4Q	Full Year
Sales	$15,901	$14,593	$14,959	$13,830	$59,283	$10,627	$11,402	$13,154	$13,521	$48,704	2%	22%

Costs, Expenses and Other
Cost of sales	5,380	4,216	3,934	3,881	17,411	3,199	3,104	3,450	3,873	13,626	0%	28%
Selling, general and administrative	2,323	2,512	2,520	2,687	10,042	2,187	2,281	2,336	2,830	9,634	-5%	4%
Research and development	2,576	2,798	4,399	3,775	13,548	2,412	4,321	2,445	3,068	12,245	23%	11%
Restructuring costs	53	142	94	49	337	297	82	107	174	661	-72%	-49%
Other (income) expense, net	708	438	429	(75)	1,501	(455)	(103)	(450)	(333)	(1,341)	-77%	*
Income from Continuing Operations Before Taxes	4,861	4,487	3,583	3,513	16,444	2,987	1,717	5,266	3,909	13,879	-10%	18%
Income Tax Provision	554	538	330	495	1,918	238	503	695	85	1,521
Net Income from Continuing Operations	4,307	3,949	3,253	3,018	14,526	2,749	1,214	4,571	3,824	12,358	-21%	18%
Less: Net (Loss) Income Attributable to Noncontrolling Interests	(3)	5	5	1	7	4	1	4	4	13
Net Income from Continuing Operations Attributable to Merck & Co., Inc.	4,310	3,944	3,248	3,017	14,519	2,745	1,213	4,567	3,820	12,345	-21%	18%
Income (Loss) from Discontinued Operations, Net of Taxes and Amounts Attributable to Noncontrolling Interests	-	-	-	-	-	434	332	-	(62)	704	*	*
Net Income Attributable to Merck & Co., Inc.	$4,310	$3,944	$3,248	$3,017	$14,519	$3,179	$1,545	$4,567	$3,758	$13,049	-20%	11%

Basic Earnings (Loss) per Common Share Attributable to Merck & Co., Inc. Common Shareholders:
Income from Continuing Operations	$1.70	$1.56	$1.28	$1.19	$5.73	$1.08	$0.48	$1.81	$1.51	$4.88	-21%	17%
Income (Loss) from Discontinued Operations	-	-	-	-	-	0.17	0.13	-	(0.02)	0.28	*	*
Net Income	$1.70	$1.56	$1.28	$1.19	$5.73	$1.26	$0.61	$1.81	$1.49	$5.16	-20%	11%

Earnings (Loss) per Common Share Assuming Dilution Attributable to Merck & Co., Inc. Common Shareholders:
Income from Continuing Operations	$1.70	$1.55	$1.28	$1.18	$5.71	$1.08	$0.48	$1.80	$1.51	$4.86	-22%	17%
Income (Loss) from Discontinued Operations	-	-	-	-	-	0.17	0.13	-	(0.02)	0.28	*	*
Net Income	$1.70	$1.55	$1.28	$1.18	$5.71	$1.25	$0.61	$1.80	$1.48	$5.14	-20%	11%

Average Shares Outstanding	2,528	2,531	2,533	2,536	2,532	2,531	2,533	2,530	2,527	2,530
Average Shares Outstanding Assuming Dilution	2,537	2,540	2,542	2,548	2,542	2,541	2,540	2,536	2,535	2,538
Tax Rate from Continuing Operations	11.4%	12.0%	9.2%	14.1%	11.7%	8.0%	29.3%	13.2%	2.2%	11.0%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

MERCK & CO., INC.
FOURTH QUARTER AND FULL YEAR 2021 GAAP TO NON-GAAP RECONCILIATION - CONTINUING OPERATIONS
(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)
(UNAUDITED)
Table 2b

In 2022, the company changed the treatment of certain items for purposes of its non-GAAP reporting. Historically, Merck’s non-GAAP results excluded expenses for upfront and milestone payments related to collaborations and licensing agreements, as well as charges related to pre-approval assets obtained in transactions accounted for as asset acquisitions, to the extent the charges were considered by the company to be significant to the results of a particular period (as well as any related adjustments recorded in a subsequent period). Beginning in 2022, Merck’s non-GAAP results no longer exclude charges related to these items. Results for 2021 have been recast to conform to the new presentation.

The table below reflects a reconciliation of GAAP to non-GAAP financial information on a continuing operations basis. As Organon results are reflected within discontinued operations, they are excluded from the financial information provided below.

	GAAP	Acquisition and Divestiture- Related Costs (1)		Restructuring Costs (2)		(Income) Loss from Investments in Equity Securities		Certain Other Items		Adjustment Subtotal	Non-GAAP
Fourth Quarter
Cost of sales	$3,873	419		47				(4)		462	$3,411
Selling, general and administrative	2,830	226		10						236	2,594
Research and development	3,068	397		7						404	2,664
Restructuring costs	174			174						174	-
Other (income) expense, net	(333)	(3)				(381)				(384)	51
Income from Continuing Operations Before Taxes	3,909	(1,039)		(238)		381		4		(892)	4,801
Income Tax Provision (Benefit)	85	(163	)(4)	(39	)(4)	84	(4)	(2	)(4)	(120)	205
Net Income from Continuing Operations	3,824	(876)		(199)		297		6		(772)	4,596
Net Income from Continuing Operations Attributable to Merck & Co., Inc.	3,820	(876)		(199)		297		6		(772)	4,592
Earnings per Common Share Assuming Dilution from Continuing Operations	$1.51	(0.34)		(0.08)		0.12		-		(0.30)	$1.81

Tax Rate	2.2%										4.3%

Full Year
Cost of sales	$13,626	1,607		160				221	(3)	1,988	$11,638
Selling, general and administrative	9,634	322		19						341	9,293
Research and development	12,245	479		28						507	11,738
Restructuring costs	661			661						661	-
Other (income) expense, net	(1,341)	76				(1,884)				(1,808)	467
Income from Continuing Operations Before Taxes	13,879	(2,484)		(868)		1,884		(221)		(1,689)	15,568
Income Tax Provision (Benefit)	1,521	(446	)(4)	(121	)(4)	415	(4)	(259	)(4)	(411)	1,932
Net Income from Continuing Operations	12,358	(2,038)		(747)		1,469		38		(1,278)	13,636
Net Income from Continuing Operations Attributable to Merck & Co., Inc.	12,345	(2,038)		(747)		1,469		38		(1,278)	13,623
Earnings per Common Share Assuming Dilution from Continuing Operations	$4.86	(0.80)		(0.30)		0.58		0.01		(0.51)	$5.37

Tax Rate	11.0%										12.4%

Only the line items that are affected by non-GAAP adjustments are shown.

Merck is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing non-GAAP information enhances investors’ understanding of the company’s results because management uses non-GAAP measures to assess performance. Management uses non-GAAP measures internally for planning and forecasting purposes and to measure the performance of the company along with other metrics. In addition, senior management’s annual compensation is derived in part using a non-GAAP pretax income metric. The non-GAAP information presented should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in cost of sales primarily reflect expenses for the amortization of intangible assets.  Amounts included in selling, general and administrative expenses reflect integration, transaction and certain other costs related to acquisitions and divestitures, including $169 million of transaction costs related to the acquisition of Acceleron Pharma Inc. (Acceleron) in 2021.  Amounts included in research and development expenses primarily reflect a $275 million in-process research and development (IPR&D) impairment charge related to nemtabrutinib, which was obtained as part of the 2020 ArQule, Inc. acquisition, $105 million of Acceleron transaction costs, and expenses for the amortization of intangible assets.  Amounts included in other (income) expense, net, reflect increases in the estimated fair value measurement of liabilities for contingent consideration and royalty income related to the prior termination of the Sanofi-Pasteur MSD joint venture.  Additionally, the full year includes a loss on a forward exchange contract entered into in conjunction with the Organon spin-off.

(2) Amounts primarily include employee separation costs and accelerated depreciation associated with facilities to be closed or divested related to activities under the company's formal restructuring programs.

(3) Reflects charges for the discontinuation of COVID-19 development programs.

(4) Represent the estimated tax impacts on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.  Certain other items for the full year also includes a $207 million net tax benefit related to the settlement of certain federal income tax matters.

MERCK & CO., INC.
FRANCHISE / KEY PRODUCT SALES - CONTINUING OPERATIONS
FOURTH QUARTER 2022
(AMOUNTS IN MILLIONS)
(UNAUDITED)
Table 3a

	Global			U.S.			International
	4Q 2022	4Q 2021	% Change	4Q 2022	4Q 2021	% Change	4Q 2022	4Q 2021	% Change
TOTAL SALES (1)	$13,830	$13,521	2	$6,279	$6,259	-	$7,551	$7,262	4
PHARMACEUTICAL	12,180	12,039	1	5,871	5,790	1	6,309	6,249	1
Oncology
Keytruda	5,450	4,577	19	3,378	2,657	27	2,071	1,920	8
Alliance Revenue - Lynparza (2)	292	268	9	157	144	9	135	123	9
Alliance Revenue - Lenvima (2)	216	206	5	154	131	18	62	75	-18
Alliance Revenue - Reblozyl (3)	41	17	145	36		100	6	17	-66
Vaccines (4)
Gardasil / Gardasil 9	1,470	1,528	-4	262	275	-5	1,207	1,253	-4
ProQuad / M-M-R II / Varivax	526	509	3	387	374	4	139	135	3
Pneumovax 23	145	292	-50	66	193	-66	79	99	-20
RotaTeq	139	213	-35	82	109	-25	57	105	-46
Vaqta	39	41	-5	23	20	14	16	21	-24
Hospital Acute Care
Bridion	441	436	1	257	218	18	183	218	-16
Prevymis	118	100	17	52	42	25	65	58	12
Dificid	67	60	12	57	57	-1	10	3	*
Noxafil	58	62	-5	13	11	11	46	50	-9
Primaxin	54	65	-17	1	1	-53	53	64	-16
Zerbaxa	49	10	*	25	9	169	24	1	*
Invanz	40	45	-10		(3)	-86	41	48	-15
Cancidas	36	45	-19	1		*	35	45	-21
Cardiovascular
Alliance Revenue - Adempas/Verquvo (5)	82	94	-12	85	90	-6	(2)	4	-166
Adempas (6)	57	63	-10				57	63	-10
Virology
Lagevrio	825	952	-13		632	-100	825	320	158
Isentress / Isentress HD	167	178	-7	78	72	7	89	106	-16
Neuroscience
Belsomra	59	80	-27	19	22	-12	39	58	-32
Immunology
Simponi	166	206	-19				166	206	-19
Remicade	44	67	-34				44	67	-34
Diabetes (7)
Januvia	561	878	-36	290	407	-29	271	472	-43
Janumet	353	514	-31	97	123	-21	255	391	-35
Other Pharmaceutical (8)	685	533	29	351	206	70	336	327	3

ANIMAL HEALTH	1,230	1,261	-2	396	395	-	834	866	-4
Livestock	814	791	3	188	158	19	626	633	-1
Companion Animals	416	470	-11	208	237	-12	208	233	-10

Other Revenues (9)	420	221	90	12	74	-84	408	147	178

* 200% or greater

Sum of U.S. plus international may not equal global due to rounding.

(1) Only select products are shown.

(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Alliance Revenue represents royalties.

(4) Total Vaccines sales were $2,554 million in the fourth quarter of 2022 and $2,715 million in the fourth quarter of 2021.

(5) Alliance Revenue represents Merck's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.

(6) Net product sales in Merck's marketing territories.

(7) Total Diabetes sales were $1,012 million in the fourth quarter of 2022 and $1,475 million in the fourth quarter of 2021.

(8) Includes Pharmaceutical products not individually shown above.

(9) Other Revenues are comprised primarily of revenues from third-party manufacturing arrangements and miscellaneous corporate revenues, including revenue-hedging activities.  Other Revenues related to the receipt of upfront and milestone payments for out-licensed products were $10 million in the fourth quarter of 2022, and $27 million in the fourth quarter of 2021.

MERCK & CO., INC.
FRANCHISE / KEY PRODUCT SALES - CONTINUING OPERATIONS
FULL YEAR 2022
(AMOUNTS IN MILLIONS)
(UNAUDITED)
Table 3b

	Global			U.S.			International
	Full Year 2022	Full Year 2021	% Change	Full Year 2022	Full Year 2021	% Change	Full Year 2022	Full Year 2021	% Change
TOTAL SALES (1)	$59,283	$48,704	22	$27,206	$22,425	21	$32,077	$26,279	22
PHARMACEUTICAL	52,005	42,754	22	24,989	20,401	22	27,016	22,353	21
Oncology
Keytruda	20,937	17,186	22	12,686	9,765	30	8,251	7,421	11
Alliance Revenue - Lynparza (2)	1,116	989	13	584	515	13	532	473	12
Alliance Revenue - Lenvima (2)	876	704	24	579	417	39	297	287	3
Alliance Revenue - Reblozyl (3)	166	17	*	123		100	43	17	153
Vaccines (4)
Gardasil / Gardasil 9	6,897	5,673	22	2,065	1,881	10	4,832	3,792	27
ProQuad / M-M-R II / Varivax	2,241	2,135	5	1,724	1,629	6	518	506	2
RotaTeq	783	807	-3	508	473	8	275	334	-18
Pneumovax 23	602	893	-33	346	547	-37	256	346	-26
Vaqta	173	179	-3	95	100	-4	78	79	-2
Hospital Acute Care
Bridion	1,685	1,532	10	922	762	21	762	770	-1
Prevymis	428	370	16	188	153	23	240	218	10
Dificid	263	175	50	241	166	45	22	10	130
Primaxin	239	259	-8	1	2	-9	238	258	-8
Noxafil	238	259	-8	51	60	-14	187	199	-6
Invanz	189	202	-7	4	(5)	-171	185	207	-11
Cancidas	174	212	-18	6	4	51	168	208	-19
Zerbaxa	169	(1)	*	89	4	*	79	(5)	*
Cardiovascular
Alliance Revenue - Adempas/Verquvo (5)	341	342	-	329	312	5	12	30	-62
Adempas (6)	238	252	-6				238	252	-6
Virology
Lagevrio	5,684	952	*	1,523	632	141	4,161	320	*
Isentress / Isentress HD	633	769	-18	274	294	-7	359	474	-24
Neuroscience
Belsomra	258	318	-19	79	78	2	179	241	-26
Immunology
Simponi	706	825	-14				706	825	-14
Remicade	207	299	-31				207	299	-31
Diabetes (7)
Januvia	2,813	3,324	-15	1,248	1,404	-11	1,565	1,920	-18
Janumet	1,700	1,964	-13	355	367	-3	1,344	1,597	-16
Other Pharmaceutical (8)	2,249	2,118	6	969	841	15	1,282	1,275	1

ANIMAL HEALTH	5,550	5,568	-	1,822	1,758	4	3,728	3,810	-2
Livestock	3,300	3,295	-	710	667	6	2,590	2,628	-1
Companion Animals	2,250	2,273	-1	1,112	1,091	2	1,138	1,182	-4

Other Revenues (9)	1,728	382	*	395	266	48	1,333	116	*

* 200% or greater

Sum of U.S. plus international may not equal global due to rounding.

(1) Only select products are shown.

(2) Alliance Revenue represents Merck’s share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Alliance Revenue represents royalties and a milestone payment.

(4) Total Vaccines sales were $11,297 million and $10,132 million on a global basis for December YTD 2022 and 2021, respectively.

(5) Alliance Revenue represents Merck's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.

(6) Net product sales in Merck's marketing territories.

(7) Total Diabetes sales were $4,848 million and $5,584 million on a global basis for December YTD 2022 and 2021, respectively.

(8) Includes Pharmaceutical products not individually shown above.

(9) Other Revenues are comprised primarily of revenues from third-party manufacturing arrangements and miscellaneous corporate revenues, including revenue-hedging activities. Other Revenues related to the receipt of upfront and milestone payments for out-licensed products were $165 million and $218 million on a global basis for December YTD 2022 and 2021 respectively.

MERCK & CO., INC.
PHARMACEUTICAL GEOGRAPHIC SALES - CONTINUING OPERATIONS
(AMOUNTS IN MILLIONS)
(UNAUDITED)
Table 3c

	2022					2021					% Change
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	4Q	Full Year	4Q	Full Year
TOTAL PHARMACEUTICAL	$14,107	$12,756	$12,963	$12,180	$52,005	$9,238	$9,980	$11,496	$12,039	$42,754	1	22
United States	6,773	5,726	6,620	5,871	24,989	4,294	4,647	5,670	5,790	20,401	1	22
% Pharmaceutical Sales	48.0%	44.9%	51.1%	48.2%	48.1%	46.5%	46.6%	49.3%	48.1%	47.7%
Europe (1)	3,309	2,677	2,427	2,494	10,906	2,276	2,404	2,445	2,655	9,780	-6	12
% Pharmaceutical Sales	23.5%	21.0%	18.7%	20.5%	21.0%	24.6%	24.1%	21.3%	22.1%	22.9%
China	1,113	1,355	1,419	1,216	5,102	688	944	1,278	1,352	4,262	-10	20
% Pharmaceutical Sales	7.9%	10.6%	10.9%	10.0%	9.8%	7.4%	9.5%	11.1%	11.2%	10.0%
Japan	965	1,092	653	832	3,542	607	637	614	771	2,629	8	35
% Pharmaceutical Sales	6.8%	8.6%	5.0%	6.8%	6.8%	6.6%	6.4%	5.3%	6.4%	6.1%
Asia Pacific (other than China and Japan)	786	854	702	691	3,034	437	442	450	488	1,817	42	67
% Pharmaceutical Sales	5.6%	6.7%	5.4%	5.7%	5.8%	4.7%	4.4%	3.9%	4.1%	4.2%
Latin America	435	453	511	472	1,871	353	379	434	421	1,587	12	18
% Pharmaceutical Sales	3.1%	3.6%	3.9%	3.9%	3.6%	3.8%	3.8%	3.8%	3.5%	3.7%
Eastern Europe/Middle East/Africa	450	339	360	320	1,469	357	318	362	278	1,315	15	12
% Pharmaceutical Sales	3.2%	2.7%	2.8%	2.6%	2.8%	3.9%	3.2%	3.1%	2.3%	3.1%
Canada	189	166	166	158	678	160	157	164	167	650	-6	4
% Pharmaceutical Sales	1.3%	1.3%	1.3%	1.3%	1.3%	1.7%	1.6%	1.4%	1.4%	1.5%
Other	87	94	105	126	414	66	52	79	117	313	8	32
% Pharmaceutical Sales	0.6%	0.6%	0.9%	1.0%	0.8%	0.8%	0.4%	0.8%	0.9%	0.8%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Europe represents all European Union countries, the European Union accession markets and the United Kingdom.

MERCK & CO., INC.
OTHER (INCOME) EXPENSE, NET - GAAP
(AMOUNTS IN MILLIONS)
(UNAUDITED)
Table 4

OTHER (INCOME) EXPENSE, NET

	4Q22	4Q21	Full Year 2022	Full Year 2021
Interest income	$(95)	$(9)	$(157)	$(36)
Interest expense	235	208	962	806
Exchange losses	17	95	237	297
Loss (income) from investments in equity securities, net (1)	59	(403)	1,419	(1,940)
Net periodic defined benefit plan cost (credit) other than service cost	(71)	(53)	(279)	(212)
Other, net	(220)	(171)	(681)	(256)
Total	$(75)	$(333)	$1,501	$(1,341)

(1) Includes net realized and unrealized gains and losses from investments in equity securities either owned directly or through ownership interests in investment funds.  Unrealized gains and losses from investments that are directly owned are determined at the end of the reporting period, while gains and losses from ownership interests in investment funds are accounted for on a one quarter lag.